Exhibit 99.2

Acquisition of Resolute Energy Corporation November 2018

Safe Harbor Cautionary Statements Regarding Forward-Looking Information This presentation contains certain “forward-looking statements” within the meaning of federal securities laws. Words such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may” and similar expressions may be used to identify forward-looking statements. Forward-looking statements are not statements of historical fact and reflect Cimarex’s current views about future events. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed merger involving Cimarex and Resolute, including future financial and operating results, Cimarex’s plans, objectives, expectations and intentions, the expected timing and likelihood of completion of the transaction, and other statements that are not historical facts, including estimates of oil and natural gas reserves and resources, estimates of future production, assumptions regarding future oil and natural gas pricing, planned drilling activity, future results of operations, projected cash flow and liquidity, business strategy and other plans and objectives for future operations. No assurances can be given that the forward-looking statements contained in this presentation will occur as projected and actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include, without limitation, the ability to obtain the requisite Resolute stockholder approval; the risk that Resolute or Cimarex may be unable to obtain governmental and regulatory approvals required for the merger, or required governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could cause the parties to abandon the merger, the risk that an event, change or other circumstances could give rise to the termination of the proposed merger, the risk that a condition to closing of the merger may not be satisfied, the timing to consummate the proposed merger, the risk that the businesses will not be integrated successfully, the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected, the risk that any announcement relating to the proposed transaction could have adverse effects on the market price of Cimarex’s common stock or Resolute’s common stock, the risk of litigation related to the proposed transaction, disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers, the diversion of management time on merger-related issues, the volatility in commodity prices for crude oil and natural gas, the presence or recoverability of estimated reserves, the ability to replace reserves, environmental risks, drilling and operating risks, exploration and development risks, competition, government regulation or other actions, the ability of management to execute its plans to meet its goals and other risks inherent in Cimarex’s business. All such factors are difficult to predict and are beyond Cimarex’s control, including those detailed in Cimarex’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on its website at https://www.cimarex.com and on the SEC’s website at http://www.sec.gov. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Cimarex undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Non-GAAP Measures This presentation also contains certain historical and forward-looking non-GAAP measures of financial performance that management believes are good tools for internal use and the investment community in evaluating Cimarex’s overall financial performance. These non-GAAP measures are broadly used to value and compare companies in the exploration and production industry. Certain measures in this release do not have any standardized meaning as prescribed by U.S. GAAP and, therefore, are considered non-GAAP measures. These measures may not be comparable to similar measures presented by other companies and should not be viewed as a substitute for measures reported under U.S. GAAP. This news release contains references to non-GAAP measures as follows: • Non-GAAP Cash Flow, Non-GAAP Cash Flow Per Share (CFPS), and Free Cash Flow– Non-GAAP Cash Flow (or Cash Flow) is defined as cash from (used in) operating activities excluding net change in other assets and liabilities, and working capital. Non-GAAP CFPS is Non-GAAP Cash Flow divided by the weighted average number of common shares outstanding. Free Cash Flow is Non-GAAP Cash Flow in excess of capital expenditures, excluding net acquisitions and divestitures. Management believes these measures are useful to the company and its investors as a measure of operating and financial performance across periods and against other companies in the industry and are an indication of the company’s ability to generate cash to finance capital programs, to service debt and to meet other financial obligations. These measures may be used, along with other measures, in the calculation of certain performance targets for the company’s management and employees. Additional Information and Where to Find It This presentation does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This presentation relates to a proposed business combination between Cimarex and Resolute. In connection with the proposed transaction, Cimarex intends to file with the SEC a registration statement on Form S-4 that will include a proxy statement of Resolute that also constitutes a prospectus of Cimarex. Each of Cimarex and Resolute also plan to file other relevant documents with the SEC regarding the proposed transaction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. Any definitive proxy statement/prospectus of Resolute will be mailed to stockholders of Resolute if and when available. INVESTORS AND SECURITY HOLDERS OF CIMAREX AND RESOLUTE ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents containing important information about Cimarex and Resolute, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Cimarex will be available free of charge on Cimarex’s website at https://www.cimarex.com/home/default.aspx under the tab “Investor Relations” and then under the heading “Financial Information.” Participants in the Solicitation Cimarex, Resolute and certain of their respective directors, executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the directors and executive officers of Cimarex is available in its definitive proxy statement for its 2018 annual meeting, filed with the SEC on March 30, 2018, and information regarding the directors and executive officers of Resolute is available in its definitive proxy statement for its 2018 annual meeting, filed with the SEC on May 18, 2018. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when such materials become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Cimarex or Resolute using the sources indicated above. 2

Complementary Acquisition in Delaware Basin  Adds 21,100 Net Acres in Prolific Reeves County, TX  Full-Cycle Returns Compete for Capital with Existing Portfolio  Accretive on All Relevant Financial Metrics  Acquired Assets are Self-Funding in 2019 3

Cimarex acquires Delaware Pure-Play Resolute Energy TRANSACTION HIGHLIGHTS   $1.6 billion transaction 60% stock / 40% cash after assumption of $710MM debt - Pro forma, XEC and REN shareholders own 94.4% / 5.6% - Unanimously approved by both Boards ACQUISITION HIGHLIGHTS  ~21,100 net acres in Reeves County, TX - ~79% average WI; 97% operated; 83% held by production Leverages XEC learnings for future development of stacked opportunities Acquired assets compete for capital with Cimarex’s existing high-return portfolio Anticipate combined FCF in 2020+ to fund shareholder returns    XEC Leasehold REN Leasehold CONDITIONS AND TIMING  Subject to approval by Resolute shareholders - Shareholder agreements signed by REN investors representing 26% shares outstanding Closing expected 1Q 2019  1Assuming 11/16/18 closing prices 23Q18 4 Operating Metrics Pro Forma Enterprise Value ($BN)1 $1.6 $9.1 $10.7 Delaware Basin Net Acres 21,100 259,000 280,100 Reeves County Net Acres 21,100 61,853 82,953 Production (MBoe/d)2 34.8 218.6 253.4 Oil (MBbls/d) 15.8 63.9 79.6 Pro Forma Leasehold Map

Transaction Overview 1At the election of Resolute shareholders: (I) 0.2366 of an XEC share + $14.00; (II) 0.3943 of an XEC share; or (III) $35.00. Consideration mix subject to pro ration 2Based on11/16/18 closing prices 3Face value at September 30, 2018 4Potential maximum cash paid of $385mm pursuant potential preferred stock conversion. 5 Consideration: Cash and Stock REN Acquisition Price/Share $35.00 XEC shares per share of REN1 0.2366 Cash per share of REN1 $14.00 XEC Equity Issued (MM Shares) 5.7 Equity Issued ($MM)2 $506 Preferred Equity ($MM)3 $63 Cash Paid ($MM)4 $337 Debt Assumed ($MM)3 $710 Total Acquisition Price ($MM) $1,616 Estimated Closing Date 1Q19

Strategic & Financial Benefits 6 Strategically Sound  Adds 21,100 net acres in Reeves County  Applies Cimarex proven best practices to maximize value  Increases oil weighting and substantially all acquired production on pipe Financially Robust  Full-cycle returns compete for capital with existing portfolio  Accretive on all relevant financial metrics  Optimizes cost of capital while maintaining investment grade metrics Philosophically Consistent  Disciplined, returns-driven approach  Science-based assessment of Resolute acreage  Leverage Cimarex learnings on expanded footprint in core area

Expands Delaware Footprint ASSET HIGHLIGHTS  Acquired assets have 79% average W.I.; 83% HBP 35 MBoe/d (45% oil)1 36 horizontal wells completed Takeaway in place    RECENT XEC UPPER WOLFCAMP WELL RESULTS  Snowshoe development (8 wells): 30-day peak avg IP of 2,508 Boe/d, 1,174 Bo/d Dixieland: 30-day avg peak IP of 2,505 Boe/d, 1,464 Bo/d Livingston: 30-day avg peak IP of 3,264 Boe/d, 1,888 Bo/d   XEC Acreage REN Acreage XEC Operated Upper Wolfcamp Operated SWD 1Reported 3Q18 average 7

Cimarex Wells See Continued Productivity Gains REEVES COUNTY WELL PRODUCTIVITY 10,000’ Laterals Cumulative Production - MBoe  2018 wells outperforming 16/17 results Technical advances driving increased productivity:  – – – Completion design Optimization of landing zone Spacing/well configuration  Several spacing tests completed –Expect future developments at 12-18 wells/section 2018 - 11 Wells (including 8 well Snowshoe development) 2017 - 11 Wells (including 4 well Pagoda development) 2016 - 7 Wells (including 6 well Wood development) 8

Cimarex is a Leader vs Peers in Delaware Basin

180-day Average Production per Well
BOE


Average Cum 180 Boe (norm. 7,500' LL)
250,000
200,000
150,000
100,000
50,000
0
100 %
80 %
60 %
40 %
20 %
0 %
% Oil
53%
A
XEC
REN
B
C
D
E
F
G
H
I

180-day Average Production per Well
Barrels of Oil


Average Cum 180 Bbl (norm. 7,500' LL)
200,000
160,000
120,000
80,000
40,000
0
100 %
80 %
60 %
40 %
20 %
0 %
% Oil
53%
A
XEC
REN
F
E
C
D
B
G
H
I

- Cimarex and Resolute have demonstrated strong well results compared to peers
- Resolute assets compete for capital allocation within Cimarex's already robust drilling inventory
- Cimarex is well positioned to see further well productivity improvements through technical capabilities and application of best practices

Source: IHS, includes all horizontal targets producing in Delaware Basin from 1/1/2015
Peers (listed alphabetically) include: APC, BP, CXO, DVN, EOG, FANG, MTDR, RDS, WPX

CIMAREX
9

Complementary Acquisition in Delaware Basin  Adds 21,100 Net Acres in Prolific Reeves County, TX  Full-Cycle Returns Compete for Capital with Existing Portfolio  Accretive on All Relevant Financials Metrics  Acquired Assets are Self-Funding in 2019 10

Contact Info 11 Contact Karen AciernoCimarex Energy Co. Director – Investor Relations1700 Lincoln Street, Suite 3700 kacierno@cimarex.comDenver, CO 80203 303-285-4957303-295-3995